UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 5, 2005

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 699-3700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Agreement.

On December 5, 2005, The Wet Seal, Inc. (the “Company”) and Mr. John J. Luttrell entered into an Employment Agreement (the “Agreement”) setting forth the terms of Mr. Luttrell’s employment with the Company as its Executive Vice President and Chief Financial Officer, effective as of December 12, 2005.

The Agreement sets forth the terms of Mr. Luttrell’s employment, including: (i) a base salary of $375,000, (ii) an annual performance bonus to be paid in accordance with the Company’s incentive plan, with a target award up to 50% of Mr. Luttrell’s base salary, (iii) a signing bonus of $50,000, payable in installments and subject to forfeiture and (iv) a temporary housing allowance. Mr. Luttrell will also be entitled to receive options to acquire up to 100,000 shares of Class A common stock of the Company which will be priced at the greater of (x) the closing price on the date of the commencement of employment and (y) the average 30 day market price of the Class A stock ending on and including the date of the commencement of employment. The options will vest in equal tranches over a three year period beginning on the first anniversary date of employment. In addition, Mr. Luttrell will be entitled to receive 210,000 restricted shares of the Company’s Class A common stock. The restricted shares shall be granted in three equal annual installments of 70,000. The initial installment will be granted on the first anniversary of the Mr. Luttrell’s commencement of employment. The options and restricted stock granted to Mr. Luttrell shall be subject to the terms and conditions of the Company’s 2005 Stock Incentive Plan, as amended, and the related award agreement.

In the event Mr. Luttrell is terminated without cause (as defined in the Agreement) within the first three years of the date of his employment, he shall be entitled to receive a severance pay equivalent to one year’s base salary. In the event of Mr. Luttrell’s employment is terminated with cause within three years of his employment, or with or without cause on or after the third anniversary of his employment, Mr. Luttrell will not be entitled to severance pay.

A copy of the Agreement appears as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

10.1     Employment Agreement entered into between the Company and Mr. Luttrell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: December 9, 2005	By:	/s/ Steven H. Benrubi
Name: Steven H. Benrubi Title: Vice President – Corporate Controller

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Employment Agreement entered into between the Company and Mr. Luttrell.